SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 10, 2010, MRV Communications, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2010, the text of which is set forth in Exhibit 99.1 attached hereto.  In addition, as previously announced, the Company is holding a teleconference and audio webcast on May 10, 2010 to discuss its financial results for the quarter ended March 31, 2010.  The slide presentation materials to be presented at the teleconference and webcast are furnished herewith as Exhibit 99.2.  The information in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K.  All information in the press release and slide presentation materials is presented as of March 31, 2010 unless specifically stated otherwise in those materials, and the Company does not assume any obligation to update such information in the future.

The information included in this Item 2.02, as well as in Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	Company’s Press Release dated May 10, 2010

	Exhibit 99.2	Slide Presentation Materials for Teleconference and Webcast on May 10, 2010

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 10, 2010

MRV COMMUNICATIONS, INC.

	By:	/s/ Noam Lotan
Noam Lotan
Chief Executive Officer